Exhibit 21

Entity Name	State of Organization
Elme 3801 Connecticut Ave Trustee LLC	Delaware
WashREIT 3801 Connecticut Ave Trust Ownership LLC	Delaware
Elme Alexandria LLC	Delaware
Elme Cascade at Landmark LLC	Delaware
Elme Conyers LLC	Delaware
Elme Cumberland LLC	Delaware
Elme Druid Hills LLC	Delaware
Elme Dulles LLC	Delaware
Elme Eagles Landing 860 LLC	Delaware
Elme Eagles Landing 900 LLC	Delaware
Elme Germantown LLC	Delaware
Elme Herndon LLC	Delaware
Elme Kenmore LLC	Delaware
Elme Leesburg LLC	Delaware
Elme Manassas LLC	Delaware
Elme Marietta LLC	Delaware
Elme Maxwell LLC	Delaware
Elme Paramount LLC	Delaware
Elme Park Adams Apartments LLC	Delaware
Elme Riverside Apartments LLC	Delaware
WashREIT Riverside LLC	Delaware
Elme Roosevelt Towers LLC	Delaware
Elme Sandy Springs LLC	Delaware
Elme Trove LLC	Delaware
Elme Watkins Mill LLC	Delaware
Elme Wellington LLC	Delaware
WashREIT Wellington Apartments LLC	Delaware
Elme Yale West LLC	Delaware
Elme Limited Partnership	Delaware
Elme Support Services LLC	Delaware
WashREIT Watergate 600 OP LP	Delaware
WashREIT OP LLC	Delaware
WashREIT OP Sub DC LLC	Delaware
Real Estate Management, Inc.	Delaware
Washington Metro, Inc.	Maryland
Washington Parking, Inc.	Maryland
Frederick Crossing Associates L.C.	Virginia
Frederick Crossing Retail Associates L.C.	Virginia
WashREIT 1220 19th St Grantor Trust Ownership LLC	Delaware
WashREIT 1220 19th St Trustee LLC	Delaware
WashREIT 1776 G St Grantor Trust Ownership LLC	Delaware
WashREIT 1776 G St Trustee LLC	Delaware
WashREIT 1901 Pennsylvania Ave Grantor Trust Ownership LLC	Delaware
WashREIT 1901 Pennsylvania Ave Trustee LLC	Delaware
WashREIT 515 King St LLC	Delaware
WashREIT Arlington Tower LLC	Delaware
WashREIT Centre at Hagerstown LLC	Delaware
WashREIT Chevy Chase Metro Center Grantor Trust Ownership LLC	Delaware

Entity Name	State of Organization
WashREIT Chevy Chase Metro Center Trustee LLC	Delaware
WashREIT Courthouse Square LLC	Delaware
WashREIT Frederick County Square LLC	Delaware
WashREIT Monument II LLC	Delaware
WashREIT Randolph Shopping Center LLC	Delaware
WashREIT Sheffield Square LLC	Delaware
WashREIT Takoma Park Shopping Center LLC	Delaware
WashREIT Virginia Lender LLC	Delaware
WashREIT Westminster Shopping Center LLC	Delaware
WashREIT Wheaton Park Shopping Center LLC	Delaware
WashREIT Woodbridge Villas LLC	Delaware
WRIT - 2445 M LLC	Delaware
WRIT 1140 CT LLC	Delaware
WRIT 1227 25th Street LLC	Delaware
WRIT 1775 EYE STREET LLC	Delaware
WRIT 8283 Greensboro Drive LLC	Delaware
WRIT ANC LLC	Delaware
WRIT Crimson On Glebe Member LLC	Delaware
WRIT Fairgate LLC	Delaware
WRIT Frederick Crossing Associates, Inc.	Maryland
WRIT Frederick Crossing Land, LLC	Delaware
WRIT Frederick Crossing Lease, LLC	Delaware
WRIT GATEWAY OVERLOOK LLC	Delaware
WRIT Olney Village Center LLC	Delaware
WRIT SPRING VALLEY LLC	Delaware
WashREIT Bradlee Shopping Center LLC	Delaware
WashREIT Virginia Lender LLC	Delaware
WashREIT Shoppes at Foxchase LLC	Delaware